Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LED Power Group, Inc.. (the “Company”) on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John J. Lennon, certify to my best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2011
	Name:	/s/ John J. Lennon
John J. Lennon

	Title:	President, Chief Executive Officer
Secretary and Treasurer
(Principal Executive Officer)

	Name:	/s/ John J. Lennon
John J. Lennon

	Title:	President, Chief Executive Officer
Secretary and Treasurer
(Principal Executive Officer and Principal Accounting Officer)